UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 13, 2010

PUBLIX SUPER MARKETS, INC.

(Exact name of Registrant as specified in its charter)

Florida	0-00981	59-0324412
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3300 Publix Corporate Parkway Lakeland, Florida	33811
(Address of principal executive offices)	(Zip Code)

(863) 688-1188

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07.	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of Publix Super Markets, Inc. was held on April 13, 2010 for the purpose of electing a board of directors. Proxies for the meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934 and there were no solicitations in opposition to management’s solicitation. All nominees for director listed below were elected. The term of office of the directors will be until the next annual meeting or until their successors shall be elected and qualified. The results of the election of directors were as follows:

	Votes For	Votes Against	Abstain
Carol Jenkins Barnett	609,617,791	672,981	1,144,949
Hoyt R. Barnett	606,425,197	1,685,280	3,336,974
William E. Crenshaw	608,871,585	1,316,448	1,259,118
Jane B. Finley	603,796,363	2,385,623	5,330,384
Sherrill W. Hudson	602,009,786	2,298,217	7,229,253
Charles H. Jenkins, Jr.	609,930,873	560,979	1,043,804
Howard M. Jenkins	607,783,024	558,955	3,199,511
E. Vane McClurg	606,197,961	2,389,904	2,968,843
Maria A. Sastre	602,376,303	4,112,509	5,066,051

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PUBLIX SUPER MARKETS, INC.

Dated: April 14, 2010	By:	/s/ David P. Phillips
David P. Phillips, Chief Financial Officer and Treasurer
(Principal Financial and Accounting Officer)

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